SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2000


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




           Connecticut                  001-13211               06-1289928
-------------------------------   ------------------------  --------------------
  (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                   Identification No.)



           One Corporate Drive, Suite 400, Shelton, Connecticut 06484
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               (Address of principal executive offices) (Zip Code)


                                 (203) 925-6800
         --------------------------------------------------------------
                Registrant's telephone number including area code


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         (Former name or former address, if changed since last report.)

Item  3.  Bankruptcy or Receivership.

      On July 24, 2000, Information Management Associates, Inc. (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Connecticut. The Company is continuing to operate as a debtor-in-possession, and no trustee, receiver or other fiscal agent has been appointed. A copy of the press release issued by the Company on July 24, 2000 announcing the filing of the petition is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.                 Description
          -----------                 ------------
               99.1                   Press Release dated July 24, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 24, 2000                     INFORMATION MANAGEMENT
                                         ASSOCIATES, INC.



                                         By: /s/ Michael P. McGroarty
                                             ------------------------
                                             Name:  Michael P. McGroarty
                                             Title: Chief Operating Officer
                                                    and General Counsel

                                  Exhibit Index
                                  -------------




                  Exhibit No.                             Exhibit
                  -----------                             -------

                     99.1                   Press Release dated July 24, 2000

                                                                    Exhibit 99.1


Company Press Release

Information Management Associates, Inc. Announces
Voluntary Chapter 11 Filing for Reorganization

SHELTON, CONNECTICUT (July 24, 2000) - Information Management Associates, Inc. (the "Company" or "IMA") announced today that the Company has filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. The petition was filed in the United States Bankruptcy Court for the District of Connecticut.

The Company had previously announced that it was seeking to raise additional cash to fund its ongoing operations as well as examining ways to reduce its ongoing needs for cash. The Company filed for Chapter 11 protection to further its efforts to address its liquidity needs, explore strategic alternatives for the business and preserve value for its creditors and shareholders.

Under Chapter 11, the Company plans to continue to operate its business in the ordinary course under the protection of the court while seeking to finalize a plan of reorganization.

ABOUT IMA

IMA (www.imaedge.com) provides Customer Relationship Management software products and services that are designed to help businesses interact more effectively with their customers. IMA is headquartered in Shelton, Connecticut. Additional information about IMA's products and services can be found on the World Wide Web at www.imaedge.com, requested via email at ima@imaedge.com or by calling 1-203-925-6800.

NOTE: IMA is a registered trademark of Information Management Associates, Inc.

Except for the historical information contained in this announcement, the matters discussed in this announcement are "forward-looking statements" (as that term is used in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission (the SEC). In particular, IMA draws the reader's attention to the "Risk Factors" stated in the Company's Registration Statement on Form S-1 dated July 30, 1997 and its accompanying Prospectus, the Company's Quarterly Reports on Form 10-Q dated August 14, 1997, November 14, 1997, May 5, 1998, August 14, 1998, November 14, 1998, May 17,
1999, August 16, 1999, and November 22, 1999, the Company's Annual Reports on Form 10-K dated March 30, 1998 and March 31, 1999, as well as to the Company's periodic and current reports as they are filed with the SEC.

Contact:
     IMA, Shelton
     Michael P. McGroarty, Chief Operating Officer
     203/925-6800
     michael.mcgroarty@imaedge.com